SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported):    March 14, 2002
                                                              --------------
 (March 12, 2002)
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                               CirTran Corporation
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
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                 (State of Other Jurisdiction of Incorporation)


             0-26059                                       68-0121636
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     (Commission File Number                   (IRS Employer Identification No.)


4125 South 6000 West, West Valley City, Utah                 84128
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  (Address of Principal Executive Offices)                 (Zip Code)


                                  801.963.5112
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant.

On March 12, 2002, the registrant engaged Hansen, Barnett & Maxwell as its independent auditor following its dismissal, effective March 12, 2002, of Grant Thornton, LLP ("Grant Thornton"). The registrant's Board of Directors approved the engagement of Hansen, Barnett & Maxwell and the dismissal of Grant Thornton.

Grant Thornton had served as the registrant's independent accountants since February 1999. Grant Thornton's auditors' report on the restated consolidated financial statements of the registrant and subsidiaries as of and for the year ended December 31, 2000 contained a separate paragraph stating that "the Company has an accumulated deficit, has suffered losses from operations and has negative working capital that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note B. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty." Except as noted above, Grant Thornton's report on the registrant's restated financial statements for the fiscal year ended December 31, 2000 contained no adverse opinions or disclaimer of opinions, and were not qualified as to audit scope, accounting principles, or uncertainties.

As required by applicable rules of the Securities and Exchange Commission, the registrant notified Grant Thornton that during registrant's two most recent fiscal years and the interim period from January 1, 2002 through March 12, 2002, the registrant was unaware of any disputes between the registrant and Grant
Thornton as to matters of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The registrant requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter received by the registrant from Grant Thornton with respect to the registrant's request, addressed to the Securities and Exchange Commission, will be filed by way of amendment.

Effective March 12, 2002, the registrant engaged Hansen, Barnett & Maxwell as its independent auditors with respect to the registrant's fiscal year ending December 31, 2001. During the registrant's most recent fiscal year and through March 12, 2002, the registrant had not consulted with Hansen, Barnett & Maxwell regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, and neither a written report was provided to the registrant nor was oral advice provided that Hansen, Barnett & Maxwell concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

        (a)       Financial Statements.  Not Applicable.
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        (b)       Pro Forma Financial Information.  Not Applicable.
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        (c)       Exhibits.
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                  None.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CirTran Corporation


Date: March 14, 2002                      By: /s/  Iehab J. Hawatmeh
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                                                Iehab J. Hawatmeh, President